EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2018

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Notes Including Non-GAAP Financial Measures and Key Performance Measures	28

Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 283–289 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”) and the Glossary of Terms and Acronyms and Line of Business Metrics on Pages 156–160 and pages 161–163, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q18 Change						2018 Change
SELECTED INCOME STATEMENT DATA	2Q18		1Q18	4Q17	3Q17		2Q17		1Q18	2Q17	2018		2017		2017
Reported Basis
Total net revenue	$27,753		$27,907	$24,457	$25,578		$25,731		(1)%	8%	$55,660		$50,670		10%
Total noninterest expense	15,971		16,080	14,895	14,570		14,767		(1)	8	32,051		30,050		7
Pre-provision profit	11,782		11,827	9,562	11,008		10,964		—	7	23,609		20,620		14
Provision for credit losses	1,210		1,165	1,308	1,452		1,215		4	—	2,375		2,530		(6)
NET INCOME	8,316		8,712	4,232	6,732		7,029		(5)	18	17,028		13,477		26

Managed Basis (a)
Total net revenue	28,388		28,520	25,754	26,452		26,666		—	6	56,908		52,516		8
Total noninterest expense	15,971		16,080	14,895	14,570		14,767		(1)	8	32,051		30,050		7
Pre-provision profit	12,417		12,440	10,859	11,882		11,899		—	4	24,857		22,466		11
Provision for credit losses	1,210		1,165	1,308	1,452		1,215		4	—	2,375		2,530		(6)
NET INCOME	8,316		8,712	4,232	6,732		7,029		(5)	18	17,028		13,477		26

EARNINGS PER SHARE DATA
Net income: Basic	$2.31		$2.38	$1.08	$1.77		$1.83		(3)	26	$4.69		$3.49		34
Diluted	2.29		2.37	1.07	1.76		1.82		(3)	26	4.66		3.47		34
Average shares: Basic	3,415.2		3,458.3	3,489.7	3,534.7		3,574.1		(1)	(4)	3,436.7		3,587.9		(4)
Diluted	3,434.7		3,479.5	3,512.2	3,559.6		3,599.0		(1)	(5)	3,457.1		3,614.7		(4)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$350,204		$374,423	$366,301	$331,393		$321,633		(6)	9	$350,204		$321,633		9
Common shares at period-end	3,360.9		3,404.8	3,425.3	3,469.7		3,519.0		(1)	(4)	3,360.9		3,519.0		(4)
Closing share price (b)	$104.20		$109.97	$106.94	$95.51		$91.40		(5)	14	$104.20		$91.40		14
Book value per share	68.85		67.59	67.04	66.95		66.05		2	4	68.85		66.05		4
Tangible book value per share (“TBVPS”) (c)	55.14		54.05	53.56	54.03		53.29		2	3	55.14		53.29		3
Cash dividends declared per share	0.56		0.56	0.56	0.56		0.50		—	12	1.12		1.00		12

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	14%		15%	7%	11%		12%				14%		11%
Return on tangible common equity (“ROTCE”) (c)	17		19	8	13		14				18		14
Return on assets	1.28		1.37	0.66	1.04		1.10				1.32		1.07

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio (e)	11.9%	(g)	11.8%	12.2%	12.5%	(h)	12.5%	(h)			11.9%	(g)	12.5%	(h)
Tier 1 capital ratio (e)	13.6	(g)	13.5	13.9	14.1	(h)	14.2	(h)			13.6	(g)	14.2	(h)
Total capital ratio (e)	15.4	(g)	15.3	15.9	16.1		16.0				15.4	(g)	16.0
Tier 1 leverage ratio (e)	8.2	(g)	8.2	8.3	8.4		8.5				8.2	(g)	8.5
Supplementary leverage ratio (“SLR”) (f)	6.5%	(g)	6.5	6.5	6.6		6.7				6.5	(g)	6.7

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Based on the closing price reported by the New York Stock Exchange.

(c)
TBVPS and ROTCE are non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, see page 9. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
Ratios presented are calculated under the Basel III Transitional capital rules and for the capital ratios represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(f)
Effective January 1, 2018, the SLR was fully phased-in under Basel III. The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Ratios prior to March 31, 2018 were calculated under the Basel III Transitional rules.

(g)	Estimated.

(h)	The prior period ratios have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,590,050	$2,609,785	$2,533,600	$2,563,074	$2,563,174	(1)%	1%	$2,590,050	$2,563,174	1%
Loans:
Consumer, excluding credit card loans	374,697	373,395	372,681	369,601	365,371	—	3	374,697	365,371	3
Credit card loans	145,255	140,414	149,511	141,313	140,141	3	4	145,255	140,141	4
Wholesale loans	428,462	420,615	408,505	402,847	403,255	2	6	428,462	403,255	6
Total Loans	948,414	934,424	930,697	913,761	908,767	1	4	948,414	908,767	4
Core loans (a)	889,433	870,536	863,683	843,432	834,935	2	7	889,433	834,935	7
Core loans (average) (a)	877,640	861,089	850,166	837,522	824,583	2	6	869,410	815,034	7

Deposits:
U.S. offices:
Noninterest-bearing	385,741	397,856	393,645	390,863	394,921	(3)	(2)	385,741	394,921	(2)
Interest-bearing	819,454	825,223	793,618	783,233	781,709	(1)	5	819,454	781,709	5
Non-U.S. offices:
Noninterest-bearing	16,602	17,019	15,576	17,907	17,152	(2)	(3)	16,602	17,152	(3)
Interest-bearing	230,325	246,863	241,143	247,024	245,691	(7)	(6)	230,325	245,691	(6)
Total deposits	1,452,122	1,486,961	1,443,982	1,439,027	1,439,473	(2)	1	1,452,122	1,439,473	1

Long-term debt	273,114	274,449	284,080	288,582	292,973	—	(7)	273,114	292,973	(7)
Common stockholders’ equity	231,390	230,133	229,625	232,314	232,415	1	—	231,390	232,415	—
Total stockholders’ equity	257,458	256,201	255,693	258,382	258,483	—	—	257,458	258,483	—

Loans-to-deposits ratio	65%	63%	64%	63%	63%			65%	63%

Headcount	252,942	253,707	252,539	251,503	249,257	—	1	252,942	249,257	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$35	$43	$34	$30	$27	(19)	30

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$12,497	$12,597	$12,070	$12,033	$11,412	(1)	10	$25,094	$22,382	12
Corporate & Investment Bank	9,923	10,483	7,518	8,615	8,925	(5)	11	20,406	18,524	10
Commercial Banking	2,316	2,166	2,353	2,146	2,088	7	11	4,482	4,106	9
Asset & Wealth Management	3,572	3,506	3,638	3,472	3,437	2	4	7,078	6,725	5
Corporate	80	(232)	175	186	804	NM	(90)	(152)	779	NM
TOTAL NET REVENUE	$28,388	$28,520	$25,754	$26,452	$26,666	—	6	$56,908	$52,516	8

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$3,412	$3,326	$2,631	$2,553	$2,223	3	53	$6,738	$4,211	60
Corporate & Investment Bank	3,198	3,974	2,316	2,546	2,710	(20)	18	7,172	5,951	21
Commercial Banking	1,087	1,025	957	881	902	6	21	2,112	1,701	24
Asset & Wealth Management	755	770	654	674	624	(2)	21	1,525	1,009	51
Corporate	(136)	(383)	(2,326)	78	570	64	NM	(519)	605	NM
NET INCOME	$8,316	$8,712	$4,232	$6,732	$7,029	(5)	18	$17,028	$13,477	26

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
REVENUE	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
Investment banking fees	$2,168	$1,736	$1,818	$1,868	$1,846	25%	17%	$3,904	$3,726	5%
Principal transactions	3,782	3,952	1,907	2,721	3,137	(4)	21	7,734	6,719	15
Lending- and deposit-related fees	1,495	1,477	1,506	1,497	1,482	1	1	2,972	2,930	1
Asset management, administration and commissions	4,304	4,309	4,291	4,072	4,047	—	6	8,613	7,924	9
Securities gains/(losses)	(80)	(245)	(28)	(1)	(34)	67	(135)	(325)	(37)	NM
Mortgage fees and related income	324	465	377	429	404	(30)	(20)	789	810	(3)
Card income	1,020	1,275	1,110	1,242	1,167	(20)	(13)	2,295	2,081	10
Other income	1,255	1,626	449	952	1,474	(23)	(15)	2,881	2,245	28
Noninterest revenue	14,268	14,595	11,430	12,780	13,523	(2)	6	28,863	26,398	9
Interest income	18,869	17,695	16,993	16,687	15,650	7	21	36,564	30,692	19
Interest expense	5,384	4,383	3,966	3,889	3,442	23	56	9,767	6,420	52
Net interest income	13,485	13,312	13,027	12,798	12,208	1	10	26,797	24,272	10
TOTAL NET REVENUE	27,753	27,907	24,457	25,578	25,731	(1)	8	55,660	50,670	10

Provision for credit losses	1,210	1,165	1,308	1,452	1,215	4	—	2,375	2,530	(6)

NONINTEREST EXPENSE
Compensation expense	8,338	8,862	7,498	7,697	7,757	(6)	7	17,200	16,013	7
Occupancy expense	981	888	920	930	912	10	8	1,869	1,873	—
Technology, communications and equipment expense	2,168	2,054	2,038	1,972	1,871	6	16	4,222	3,705	14
Professional and outside services	2,126	2,121	2,244	1,955	1,899	—	12	4,247	3,691	15
Marketing	798	800	721	710	756	—	6	1,598	1,469	9
Other expense (a)	1,560	1,355	1,474	1,306	1,572	15	(1)	2,915	3,299	(12)
TOTAL NONINTEREST EXPENSE	15,971	16,080	14,895	14,570	14,767	(1)	8	32,051	30,050	7
Income before income tax expense	10,572	10,662	8,254	9,556	9,749	(1)	8	21,234	18,090	17
Income tax expense (b)	2,256	1,950	4,022	2,824	2,720	16	(17)	4,206	4,613	(9)
NET INCOME	$8,316	$8,712	$4,232	$6,732	$7,029	(5)	18	$17,028	$13,477	26

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.31	$2.38	$1.08	$1.77	$1.83	(3)	26	$4.69	$3.49	34
Diluted earnings per share	2.29	2.37	1.07	1.76	1.82	(3)	26	4.66	3.47	34

FINANCIAL RATIOS
Return on common equity (c)	14%	15%	7%	11%	12%			14%	11%
Return on tangible common equity (c)(d)	17	19	8	13	14			18	14
Return on assets (c)	1.28	1.37	0.66	1.04	1.10			1.32	1.07
Effective income tax rate (b)	21.3	18.3	48.7	29.6	27.9			19.8	25.5
Overhead ratio	58	58	61	57	57			58	59

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

(a)
Included Firmwide legal expense/(benefit) of $0 million, $70 million, $(207) million, $(107) million and $61 million for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively; and $70 million and $279 million for the six months ended June 30, 2018 and 2017, respectively.

(b)	The three months ended December 31, 2017 results include a $1.9 billion tax expense as a result of the estimated impact of the enactment of the Tax Cuts & Jobs Act (“TCJA”).

(c)	Quarterly ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE, see page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Jun 30, 2018
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2018	2018	2017	2017	2017	2018	2017
ASSETS
Cash and due from banks	$23,680	$24,834	$25,898	$22,064	$21,820	(5)%	9%
Deposits with banks	381,500	389,978	405,406	437,092	428,706	(2)	(11)
Federal funds sold and securities purchased under
resale agreements	226,505	247,608	198,422	185,454	218,570	(9)	4
Securities borrowed	108,246	116,132	105,112	101,680	90,654	(7)	19
Trading assets:
Debt and equity instruments	360,289	355,368	325,321	362,158	350,558	1	3
Derivative receivables	58,510	56,914	56,523	58,260	56,506	3	4
Investment securities	233,015	238,188	249,958	263,288	263,458	(2)	(12)
Loans	948,414	934,424	930,697	913,761	908,767	1	4
Less: Allowance for loan losses	13,250	13,375	13,604	13,539	13,363	(1)	(1)
Loans, net of allowance for loan losses	935,164	921,049	917,093	900,222	895,404	2	4
Accrued interest and accounts receivable	75,669	72,659	67,729	61,757	64,038	4	18
Premises and equipment	14,132	14,382	14,159	14,218	14,206	(2)	(1)
Goodwill, MSRs and other intangible assets	54,535	54,533	54,392	53,855	53,880	—	1
Other assets	118,805	118,140	113,587	103,026	105,374	1	13
TOTAL ASSETS	$2,590,050	$2,609,785	$2,533,600	$2,563,074	$2,563,174	(1)	1

LIABILITIES
Deposits	$1,452,122	$1,486,961	$1,443,982	$1,439,027	$1,439,473	(2)	1
Federal funds purchased and securities loaned or sold
under repurchase agreements	175,293	179,091	158,916	169,393	165,621	(2)	6
Short-term borrowings	63,918	62,667	51,802	53,967	53,143	2	20
Trading liabilities:
Debt and equity instruments	107,327	99,588	85,886	89,089	91,628	8	17
Derivative payables	42,511	36,949	37,777	39,446	41,795	15	2
Accounts payable and other liabilities	196,984	192,295	189,383	196,764	189,160	2	4
Beneficial interests issued by consolidated VIEs	21,323	21,584	26,081	28,424	30,898	(1)	(31)
Long-term debt	273,114	274,449	284,080	288,582	292,973	—	(7)
TOTAL LIABILITIES	2,332,592	2,353,584	2,277,907	2,304,692	2,304,691	(1)	1

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	89,392	89,211	90,579	90,697	90,604	—	(1)
Retained earnings	189,881	183,855	177,676	175,827	171,488	3	11
Accumulated other comprehensive income/(loss)	(1,138)	(1,063)	(119)	(309)	(392)	(7)	(190)
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(50,829)	(45,954)	(42,595)	(37,985)	(33,369)	(11)	(52)
TOTAL STOCKHOLDERS’ EQUITY	257,458	256,201	255,693	258,382	258,483	—	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,590,050	$2,609,785	$2,533,600	$2,563,074	$2,563,174	(1)	1

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
AVERAGE BALANCES	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
ASSETS
Deposits with banks	$425,942	$423,807	$438,740	$456,673	$439,142	1%	(3)%	$424,880	$431,486	(2)%
Federal funds sold and securities purchased under
resale agreements	205,001	198,362	188,545	188,594	193,302	3	6	201,700	195,123	3
Securities borrowed	112,464	109,733	100,120	95,597	90,151	2	25	111,106	92,747	20
Trading assets - debt instruments	256,526	256,040	247,063	240,876	234,809	—	9	256,284	230,330	11
Investment securities	232,007	239,754	253,767	261,117	274,695	(3)	(16)	235,859	280,100	(16)
Loans	939,675	926,548	918,806	909,580	904,969	1	4	933,148	898,473	4
All other interest-earning assets (a)	50,662	49,169	42,666	41,737	40,041	3	27	49,920	40,796	22
Total interest-earning assets	2,222,277	2,203,413	2,189,707	2,194,174	2,177,109	1	2	2,212,897	2,169,055	2
Trading assets - equity instruments	112,142	107,688	102,874	119,463	126,127	4	(11)	109,927	120,735	(9)
Trading assets - derivative receivables	60,978	60,492	58,890	59,839	58,250	1	5	60,737	59,816	2
All other noninterest-earning assets	217,572	214,450	210,684	195,755	197,750	1	10	216,020	196,665	10
TOTAL ASSETS	$2,612,969	$2,586,043	$2,562,155	$2,569,231	$2,559,236	1	2	$2,599,581	$2,546,271	2
LIABILITIES
Interest-bearing deposits	$1,059,357	$1,046,521	$1,030,660	$1,029,534	$1,006,008	1	5	$1,052,975	$996,067	6
Federal funds purchased and securities loaned or
sold under repurchase agreements	192,136	196,112	181,898	181,851	196,331	(2)	(2)	194,113	192,990	1
Short-term borrowings (b)	62,339	57,603	53,236	52,958	43,159	8	44	59,984	39,859	50
Trading liabilities - debt and other interest-bearing liabilities (c)	180,879	171,488	168,440	168,738	173,373	5	4	176,210	175,088	1
Beneficial interests issued by consolidated VIEs	20,906	23,561	27,295	29,832	34,083	(11)	(39)	22,226	36,416	(39)
Long-term debt	275,645	279,005	283,301	294,626	295,868	(1)	(7)	277,315	294,056	(6)
Total interest-bearing liabilities	1,791,262	1,774,290	1,744,830	1,757,539	1,748,822	1	2	1,782,823	1,734,476	3
Noninterest-bearing deposits	401,138	399,487	405,531	401,489	404,121	—	(1)	400,317	404,831	(1)
Trading liabilities - equity instruments	34,593	28,631	22,747	20,905	19,346	21	79	31,628	20,204	57
Trading liabilities - derivative payables	42,168	41,745	38,845	44,627	44,740	1	(6)	41,958	46,547	(10)
All other noninterest-bearing liabilities	88,839	88,207	91,987	86,742	85,939	1	3	88,526	85,186	4
TOTAL LIABILITIES	2,358,000	2,332,360	2,303,940	2,311,302	2,302,968	1	2	2,345,252	2,291,244	2
Preferred stock	26,068	26,068	26,642	26,068	26,068	—	—	26,068	26,068	—
Common stockholders’ equity	228,901	227,615	231,573	231,861	230,200	1	(1)	228,261	228,959	—
TOTAL STOCKHOLDERS’ EQUITY	254,969	253,683	258,215	257,929	256,268	1	(1)	254,329	255,027	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,612,969	$2,586,043	$2,562,155	$2,569,231	$2,559,236	1	2	$2,599,581	$2,546,271	2

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	1.45%	1.26%	1.12%	1.09%	0.93%			1.36%	0.81%
Federal funds sold and securities purchased under
resale agreements	1.58	1.49	1.37	1.31	1.10			1.54	1.09
Securities borrowed (e)	0.53	0.23	0.11	—	(0.09)			0.38	(0.14)
Trading assets - debt instruments	3.33	3.35	3.25	3.25	3.13			3.34	3.25
Investment securities	3.24	3.08	3.15	3.10	3.11			3.16	3.06
Loans	4.99	4.87	4.67	4.62	4.46			4.93	4.46
All other interest-earning assets (a)	6.72	5.61	5.11	4.96	4.35			6.18	3.82
Total interest-earning assets	3.43	3.29	3.14	3.07	2.95			3.36	2.92

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.51	0.41	0.35	0.32	0.25			0.46	0.23
Federal funds purchased and securities loaned or
sold under repurchase agreements	1.58	1.20	1.05	0.98	0.79			1.39	0.71
Short-term borrowings (b)	1.67	1.47	1.21	1.12	0.89			1.58	0.85
Trading liabilities - debt and other interest-bearing liabilities (c)	2.00	1.56	1.37	1.34	1.19			1.79	1.06
Beneficial interests issued by consolidated VIEs	2.33	2.11	1.71	1.62	1.51			2.22	1.46
Long-term debt	2.91	2.55	2.41	2.37	2.29			2.73	2.25
Total interest-bearing liabilities	1.21	1.00	0.90	0.88	0.79			1.10	0.75

INTEREST RATE SPREAD	2.22%	2.29%	2.24%	2.19%	2.16%			2.26%	2.17%
NET YIELD ON INTEREST-EARNING ASSETS	2.46%	2.48%	2.42%	2.37%	2.31%			2.47%	2.32%

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

(a)
Includes held-for-investment margin loans, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.

(b)	Includes commercial paper.

(c)	Other interest-bearing liabilities include brokerage customer payables.

(d)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(e)
Negative yield is related to client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities – debt and other interest-bearing liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
OTHER INCOME
Other income - reported	$1,255	$1,626	$449	$952	$1,474	(23)%	(15)%	$2,881	$2,245	28%
Fully taxable-equivalent adjustments (a)	474	455	971	555	596	4	(20)	929	1,178	(21)
Other income - managed	$1,729	$2,081	$1,420	$1,507	$2,070	(17)	(16)	$3,810	$3,423	11

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$14,268	$14,595	$11,430	$12,780	$13,523	(2)	6	$28,863	$26,398	9
Fully taxable-equivalent adjustments (a)	474	455	971	555	596	4	(20)	929	1,178	(21)
Total noninterest revenue - managed	$14,742	$15,050	$12,401	$13,335	$14,119	(2)	4	$29,792	$27,576	8

NET INTEREST INCOME
Net interest income - reported	$13,485	$13,312	$13,027	$12,798	$12,208	1	10	$26,797	$24,272	10
Fully taxable-equivalent adjustments (a)	161	158	326	319	339	2	(53)	319	668	(52)
Net interest income - managed	$13,646	$13,470	$13,353	$13,117	$12,547	1	9	$27,116	$24,940	9

TOTAL NET REVENUE
Total net revenue - reported	$27,753	$27,907	$24,457	$25,578	$25,731	(1)	8	$55,660	$50,670	10
Fully taxable-equivalent adjustments (a)	635	613	1,297	874	935	4	(32)	1,248	1,846	(32)
Total net revenue - managed	$28,388	$28,520	$25,754	$26,452	$26,666	—	6	$56,908	$52,516	8

PRE-PROVISION PROFIT
Pre-provision profit - reported	$11,782	$11,827	$9,562	$11,008	$10,964	—	7	$23,609	$20,620	14
Fully taxable-equivalent adjustments (a)	635	613	1,297	874	935	4	(32)	1,248	1,846	(32)
Pre-provision profit - managed	$12,417	$12,440	$10,859	$11,882	$11,899	—	4	$24,857	$22,466	11

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$10,572	$10,662	$8,254	$9,556	$9,749	(1)	8	$21,234	$18,090	17
Fully taxable-equivalent adjustments (a)	635	613	1,297	874	935	4	(32)	1,248	1,846	(32)
Income before income tax expense - managed	$11,207	$11,275	$9,551	$10,430	$10,684	(1)	5	$22,482	$19,936	13

INCOME TAX EXPENSE
Income tax expense - reported	$2,256	$1,950	$4,022	$2,824	$2,720	16	(17)	$4,206	$4,613	(9)
Fully taxable-equivalent adjustments (a)	635	613	1,297	874	935	4	(32)	1,248	1,846	(32)
Income tax expense - managed	$2,891	$2,563	$5,319	$3,698	$3,655	13	(21)	$5,454	$6,459	(16)

OVERHEAD RATIO
Overhead ratio - reported	58%	58%	61%	57%	57%			58%	59%
Overhead ratio - managed	56	56	58	55	55			56	57

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

(a) Predominantly recognized in the Corporate & Investment Bank (“CIB”) and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,497	$12,597	$12,070	$12,033	$11,412	(1)%	10%	$25,094	$22,382	12%
Corporate & Investment Bank	9,923	10,483	7,518	8,615	8,925	(5)	11	20,406	18,524	10
Commercial Banking	2,316	2,166	2,353	2,146	2,088	7	11	4,482	4,106	9
Asset & Wealth Management	3,572	3,506	3,638	3,472	3,437	2	4	7,078	6,725	5
Corporate	80	(232)	175	186	804	NM	(90)	(152)	779	NM
TOTAL NET REVENUE	$28,388	$28,520	$25,754	$26,452	$26,666	—	6	$56,908	$52,516	8

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,879	$6,909	$6,672	$6,495	$6,500	—	6	$13,788	$12,895	7
Corporate & Investment Bank	5,403	5,659	4,553	4,793	4,877	(5)	11	11,062	10,061	10
Commercial Banking	844	844	912	800	790	—	7	1,688	1,615	5
Asset & Wealth Management	2,566	2,581	2,612	2,408	2,417	(1)	6	5,147	5,198	(1)
Corporate	279	87	146	74	183	221	52	366	281	30
TOTAL NONINTEREST EXPENSE	$15,971	$16,080	$14,895	$14,570	$14,767	(1)	8	$32,051	$30,050	7

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,618	$5,688	$5,398	$5,538	$4,912	(1)	14	$11,306	$9,487	19
Corporate & Investment Bank	4,520	4,824	2,965	3,822	4,048	(6)	12	9,344	8,463	10
Commercial Banking	1,472	1,322	1,441	1,346	1,298	11	13	2,794	2,491	12
Asset & Wealth Management	1,006	925	1,026	1,064	1,020	9	(1)	1,931	1,527	26
Corporate	(199)	(319)	29	112	621	38	NM	(518)	498	NM
PRE-PROVISION PROFIT	$12,417	$12,440	$10,859	$11,882	$11,899	—	4	$24,857	$22,466	11

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,108	$1,317	$1,231	$1,517	$1,394	(16)	(21)	$2,425	$2,824	(14)
Corporate & Investment Bank	58	(158)	130	(26)	(53)	NM	NM	(100)	(149)	33
Commercial Banking	43	(5)	(62)	(47)	(130)	NM	NM	38	(167)	NM
Asset & Wealth Management	2	15	9	8	4	(87)	(50)	17	22	(23)
Corporate	(1)	(4)	—	—	—	75	NM	(5)	—	NM
PROVISION FOR CREDIT LOSSES	$1,210	$1,165	$1,308	$1,452	$1,215	4	—	$2,375	$2,530	(6)

NET INCOME/(LOSS)
Consumer & Community Banking	$3,412	$3,326	$2,631	$2,553	$2,223	3	53	$6,738	$4,211	60
Corporate & Investment Bank	3,198	3,974	2,316	2,546	2,710	(20)	18	7,172	5,951	21
Commercial Banking	1,087	1,025	957	881	902	6	21	2,112	1,701	24
Asset & Wealth Management	755	770	654	674	624	(2)	21	1,525	1,009	51
Corporate	(136)	(383)	(2,326)	78	570	64	NM	(519)	605	NM
TOTAL NET INCOME	$8,316	$8,712	$4,232	$6,732	$7,029	(5)	18	$17,028	$13,477	26

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

									Jun 30, 2018
									Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,		Jun 30,		Mar 31,	Jun 30,			2018 Change
	2018		2018	2017	2017		2017		2018	2017	2018	2017	2017
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$184,704	(f)	$183,655	$183,300	$187,061		$186,942		1%	(1)%
Tier 1 capital	210,316	(f)	209,296	208,644	212,297		212,353		—	(1)
Total capital	238,631	(f)	238,326	238,395	242,949		243,061		—	(2)
Risk-weighted assets	1,549,063	(f)	1,552,952	1,499,506	1,500,658	(g)	1,496,904	(g)	—	3
CET1 capital ratio	11.9%	(f)	11.8%	12.2%	12.5%	(g)	12.5%	(g)
Tier 1 capital ratio	13.6	(f)	13.5	13.9	14.1	(g)	14.2	(g)
Total capital ratio	15.4	(f)	15.3	15.9	16.2	(g)	16.2	(g)

Advanced Transitional
CET1 capital	$184,704	(f)	$183,655	$183,300	$187,061		$186,942		1	(1)
Tier 1 capital	210,316	(f)	209,296	208,644	212,297		212,353		—	(1)
Total capital	229,170	(f)	228,320	227,933	232,794		233,345		—	(2)
Risk-weighted assets	1,443,537	(f)	1,466,095	1,435,825	1,443,019		1,459,196		(2)	(1)
CET1 capital ratio	12.8%	(f)	12.5%	12.8%	13.0%		12.8%
Tier 1 capital ratio	14.6	(f)	14.3	14.5	14.7		14.6
Total capital ratio	15.9	(f)	15.6	15.9	16.1		16.0

Leverage-based capital metrics
Adjusted average assets (b)	$2,566,009	(f)	$2,539,183	$2,514,270	$2,521,889		$2,512,120		1	2
Tier 1 leverage ratio	8.2%	(f)	8.2%	8.3%	8.4%		8.5%

Total leverage exposure (c)	3,255,746	(f)	3,234,103	3,204,463	3,211,053		3,193,072		1	2
SLR (c)	6.5%	(f)	6.5%	6.5%	6.6%		6.7%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$231,390		$230,133	$229,625	$232,314		$232,415		1	—
Less: Goodwill	47,488		47,499	47,507	47,309		47,300		—	—
Less: Other intangible assets	806		832	855	808		827		(3)	(3)
Add: Deferred tax liabilities (e)	2,227		2,216	2,204	3,271		3,252		—	(32)
Total tangible common equity	$185,323		$184,018	$183,467	$187,468		$187,540		1	(1)

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$228,901		$227,615	$231,573	$231,861		$230,200		1	(1)	$228,261	$228,959	—%
Less: Goodwill	47,494		47,504	47,376	47,309		47,290		—	—	47,499	47,292	—
Less: Other intangible assets	822		845	820	818		838		(3)	(2)	833	845	(1)
Add: Deferred tax liabilities (e)	2,221		2,210	2,738	3,262		3,239		—	(31)	2,216	3,234	(31)
Total tangible common equity	$182,806		$181,476	$186,115	$186,996		$185,311		1	(1)	$182,145	$184,056	(1)

INTANGIBLE ASSETS (period-end)
Goodwill	$47,488		$47,499	$47,507	$47,309		$47,300		—	—
Mortgage servicing rights	6,241		6,202	6,030	5,738		5,753		1	8
Other intangible assets	806		832	855	808		827		(3)	(3)
Total intangible assets	$54,535		$54,533	$54,392	$53,855		$53,880		—	1

(a)
Basel III sets forth two comprehensive approaches for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Dodd-Frank Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Risk Management on pages 82-91 of the 2017 Annual Report, and on pages 32–37 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)
Effective January 1, 2018, the SLR was fully phased-in under Basel III. The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Ratios prior to March 31, 2018 were calculated under the Basel III Transitional rules.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

(g)	The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
EARNINGS PER SHARE
Basic earnings per share
Net income	$8,316	$8,712	$4,232	$6,732	$7,029	(5)%	18%	$17,028	$13,477	26%
Less: Preferred stock dividends	379	409	428	412	411	(7)	(8)	788	823	(4)
Net income applicable to common equity	7,937	8,303	3,804	6,320	6,618	(4)	20	16,240	12,654	28
Less: Dividends and undistributed earnings allocated to
participating securities	57	65	30	58	63	(12)	(10)	121	123	(2)
Net income applicable to common stockholders	$7,880	$8,238	$3,774	$6,262	$6,555	(4)	20	$16,119	$12,531	29

Total weighted-average basic shares outstanding	3,415.2	3,458.3	3,489.7	3,534.7	3,574.1	(1)	(4)	3,436.7	3,587.9	(4)
Net income per share	$2.31	$2.38	$1.08	$1.77	$1.83	(3)	26	$4.69	$3.49	34

Diluted earnings per share
Net income applicable to common stockholders	$7,880	$8,238	$3,774	$6,262	$6,555	(4)	20	$16,119	$12,531	29
Total weighted-average basic shares outstanding	3,415.2	3,458.3	3,489.7	3,534.7	3,574.1	(1)	(4)	3,436.7	3,587.9	(4)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and unvested performance share units (“PSUs”)	19.5	21.2	22.5	24.9	24.9	(8)	(22)	20.4	26.8	(24)
Total weighted-average diluted shares outstanding	3,434.7	3,479.5	3,512.2	3,559.6	3,599.0	(1)	(5)	3,457.1	3,614.7	(4)
Net income per share	$2.29	$2.37	$1.07	$1.76	$1.82	(3)	26	$4.66	$3.47	34

COMMON DIVIDENDS
Cash dividends declared per share	$0.56	$0.56	$0.56	$0.56	$0.50	—	12	$1.12	$1.00	12
Dividend payout ratio	24%	23%	51%	31%	27%			24%	28%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	45.3	41.4	47.8	51.7	35.0	9	29	86.7	67.1	29
Average price paid per share of common stock	$109.67	$112.78	$100.74	$92.02	$86.05	(3)	27	$111.15	$87.05	28
Aggregate repurchases of common equity	4,968	4,671	4,808	4,763	3,007	6	65	9,639	5,839	65

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.6	19.8	2.5	0.9	0.9	(97)	(33)	20.4	21.9	(7)
Net impact of employee issuances on stockholders’ equity (b)	$272	$(69)	$92	$238	$270	NM	1	$203	$299	(32)

(a)	On June 28, 2018, the Firm announced that it is authorized to repurchase up to $20.7 billion of common equity between July 1, 2018 and June 30, 2019, under a new equity repurchase program.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$875	$857	$884	$885	$850	2%	3%	$1,732	$1,662	4%
Asset management, administration and commissions	591	575	568	543	562	3	5	1,166	1,101	6
Mortgage fees and related income	324	465	378	428	401	(30)	(19)	789	807	(2)
Card income	910	1,170	1,005	1,141	1,061	(22)	(14)	2,080	1,878	11
All other income	1,048	1,072	976	901	810	(2)	29	2,120	1,553	37
Noninterest revenue	3,748	4,139	3,811	3,898	3,684	(9)	2	7,887	7,001	13
Net interest income	8,749	8,458	8,259	8,135	7,728	3	13	17,207	15,381	12
TOTAL NET REVENUE	12,497	12,597	12,070	12,033	11,412	(1)	10	25,094	22,382	12

Provision for credit losses	1,108	1,317	1,231	1,517	1,394	(16)	(21)	2,425	2,824	(14)

NONINTEREST EXPENSE
Compensation expense (a)	2,621	2,660	2,555	2,548	2,504	(1)	5	5,281	5,030	5
Noncompensation expense (a)(b)	4,258	4,249	4,117	3,947	3,996	—	7	8,507	7,865	8
TOTAL NONINTEREST EXPENSE	6,879	6,909	6,672	6,495	6,500	—	6	13,788	12,895	7

Income before income tax expense	4,510	4,371	4,167	4,021	3,518	3	28	8,881	6,663	33
Income tax expense	1,098	1,045	1,536	1,468	1,295	5	(15)	2,143	2,452	(13)
NET INCOME	$3,412	$3,326	$2,631	$2,553	$2,223	3	53	$6,738	$4,211	60

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,131	$5,722	$5,557	$5,408	$5,233	7	17	$11,853	$10,139	17
Home Lending	1,347	1,509	1,442	1,558	1,426	(11)	(6)	2,856	2,955	(3)
Card, Merchant Services & Auto	5,019	5,366	5,071	5,067	4,753	(6)	6	10,385	9,288	12

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	93	95	185	158	152	(2)	(39)	188	293	(36)
Net mortgage servicing revenue (c)	231	370	193	270	249	(38)	(7)	601	514	17
Mortgage fees and related income	$324	$465	$378	$428	$401	(30)	(19)	$789	$807	(2)

FINANCIAL RATIOS
ROE	26%	25%	19%	19%	17%			26%	16%
Overhead ratio	55	55	55	54	57			55	58

(a)
Effective in the first quarter of 2018, certain operations staff were transferred from CCB to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote c.

(b)
Included operating lease depreciation expense of $827 million, $777 million, $726 million, $688 million and $638 million for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively, and $1.6 billion and $1.2 billion for the six months ended June 30, 2018, and 2017, respectively.

(c) Included MSR risk management results of $(23) million, $17 million, $(110) million, $(23) million and $(57) million for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively, and
$(6) million and $(109) million for the six months ended June 30, 2018, and 2017, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$552,674	$540,659	$552,601	$537,459	$529,859	2%	4%	$552,674	$529,859	4%

Loans:
Consumer & Business Banking	26,272	25,856	25,789	25,275	25,044	2	5	26,272	25,044	5
Home equity	39,033	40,777	42,751	44,542	46,330	(4)	(16)	39,033	46,330	(16)
Residential mortgage	202,205	199,548	197,339	195,134	189,661	1	7	202,205	189,661	7
Home Lending	241,238	240,325	240,090	239,676	235,991	—	2	241,238	235,991	2
Card	145,255	140,414	149,511	141,313	140,141	3	4	145,255	140,141	4
Auto	65,014	66,042	66,242	65,102	65,627	(2)	(1)	65,014	65,627	(1)
Student	—	—	—	47	75	NM	NM	—	75	NM
Total loans	477,779	472,637	481,632	471,413	466,878	1	2	477,779	466,878	2
Core loans	419,295	409,296	415,167	401,648	393,639	2	7	419,295	393,639	7

Deposits	679,154	685,170	659,885	653,460	648,369	(1)	5	679,154	648,369	5
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$544,642	$538,938	$538,311	$531,959	$528,598	1	3	$541,806	$530,338	2

Loans:
Consumer & Business Banking	26,110	25,845	25,234	25,166	24,725	1	6	25,978	24,543	6
Home equity	39,898	41,786	43,624	45,424	47,339	(5)	(16)	40,836	48,303	(15)
Residential mortgage	201,587	198,653	197,032	192,805	187,201	1	8	200,129	185,489	8
Home Lending	241,485	240,439	240,656	238,229	234,540	—	3	240,965	233,792	3
Card	142,724	142,927	143,500	141,172	138,132	—	3	142,825	137,674	4
Auto	65,383	65,863	65,616	65,175	65,474	(1)	—	65,622	65,395	—
Student	—	—	12	58	4,642	NM	NM	—	5,772	NM
Total loans	475,702	475,074	475,018	469,800	467,513	—	2	475,390	467,176	2
Core loans	414,120	410,147	406,935	398,319	387,783	1	7	412,145	384,419	7

Deposits	673,761	659,599	651,976	645,732	639,873	2	5	666,719	631,441	6
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount (a)	131,945	133,408	133,721	134,151	135,040	(1)	(2)	131,945	135,040	(2)

(a)
Effective in the first quarter of 2018, certain operations staff were transferred from CCB to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote c.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q18 Change					2018 Change
	2Q18	1Q18	4Q17	3Q17		2Q17	1Q18	2Q17	2018	2017		2017
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,854	$4,104	$4,084	$4,068		$4,124	(6)%	(7)%	$3,854	$4,124		(7)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	50	53	73	71		56	(6)	(11)	103	113		(9)
Home equity	(7)	16	(4)	13		7	NM	NM	9	54		(83)
Residential mortgage	(149)	2	(13)	(2)		(4)	NM	NM	(147)	(1)		NM
Home Lending	(156)	18	(17)	11		3	NM	NM	(138)	53		NM
Card	1,164	1,170	1,074	1,019		1,037	(1)	12	2,334	2,030		15
Auto	50	76	86	116		48	(34)	4	126	129		(2)
Student	—	—	—	—		—	NM	NM	—	498	(h)	(100)
Total net charge-offs/(recoveries)	$1,108	$1,317	$1,216	$1,217	(g)	$1,144	(16)	(3)	$2,425	$2,823	(h)	(14)
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	0.77%	0.83%	1.15%	1.12%		0.91%			0.80%	0.93%
Home equity (d)	(0.09)	0.21	(0.05)	0.15		0.08			0.06	0.30
Residential mortgage (d)	(0.33)	—	(0.03)	—		(0.01)			(0.16)	—
Home Lending (d)	(0.29)	0.03	(0.03)	0.02		0.01			(0.13)	0.05
Card	3.27	3.32	2.97	2.87		3.01			3.30	2.98
Auto	0.31	0.47	0.52	0.71		0.29			0.39	0.40
Student	—	—	—	—		—			—	NM
Total net charge-off/(recovery) rate (d)	1.00	1.20	1.09	1.10	(g)	1.07			1.10	1.32	(h)

30+ day delinquency rate
Home Lending (e)(f)	0.86%	0.98%	1.19%	1.03%		1.02%			0.86%	1.02%
Card	1.65	1.82	1.80	1.76		1.59			1.65	1.59
Auto	0.77	0.71	0.89	0.93		0.88			0.77	0.88
90+ day delinquency rate - Card	0.85	0.95	0.92	0.86		0.80			0.85	0.80

Allowance for loan losses
Consumer & Business Banking	$796	$796	$796	$796		$796	—	—	$796	$796		—
Home Lending, excluding PCI loans	1,003	1,003	1,003	1,153		1,153	—	(13)	1,003	1,153		(13)
Home Lending - PCI loans (c)	2,132	2,205	2,225	2,245		2,265	(3)	(6)	2,132	2,265		(6)
Card	4,884	4,884	4,884	4,684		4,384	—	11	4,884	4,384		11
Auto	464	464	464	499		499	—	(7)	464	499		(7)
Total allowance for loan losses (c)	$9,279	$9,352	$9,372	$9,377		$9,097	(1)	2	$9,279	$9,097		2

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as each of the pools is performing.

(b)
At June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $3.3 billion, $4.0 billion, $4.3 billion, $4.0 billion, and $4.1 billion, respectively. Student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) and 90 or more days past due were also excluded from nonaccrual loans prior to sale of the student loan portfolio in 2017. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, excluded write-offs in the PCI portfolio of $73 million, $20 million, $20 million, $20 million and $22 million, respectively, and for the six months ended June 30, 2018 and 2017 excluded $93 million and $46 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.07)%, 0.16%, (0.04)%, 0.11% and 0.06%, respectively; (2) residential mortgage of (0.30)%, -%, (0.03)%, -%, and (0.01)%, respectively; (3) Home Lending of (0.26)%, 0.03%, (0.03)%, 0.02% and 0.01%, respectively; and (4) total CCB of 0.93%, 1.12%, 1.02%, 1.03% and 0.99%, respectively. For the six months ended June 30, 2018 and 2017, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.04% and 0.23%, respectively; (2) residential mortgage of (0.15)% and

–%, respectively; (3) Home Lending of (0.12)% and 0.05%, respectively; and (4) total CCB of 1.03% and 1.23%, respectively.

(e)
At June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, excluded mortgage loans insured by U.S. government agencies of $5.0 billion, $5.7 billion, $6.2 billion, $5.9 billion and $6.0 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 9.40%, 9.49%, 10.13%, 9.30% and 9.06% at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(g)
Net charge-offs and net charge-off rates for the three months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(h)	Excluding net charge-offs of $467 million related to the student loan portfolio sale, the total net charge-off rate for the six months ended June 30, 2017 would have been 1.10%.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS													SIX MONTHS ENDED JUNE 30,
												2Q18 Change							2018 Change
	2Q18		1Q18		4Q17		3Q17		2Q17			1Q18	2Q17	2018		2017			2017
BUSINESS METRICS
Number of:
Branches	5,091		5,106		5,130		5,174		5,217			—%	(2)%	5,091		5,217			(2)%
Active digital customers (in thousands) (a)	47,952		47,911		46,694		46,349		45,876			—	5	47,952		45,876			5
Active mobile customers (in thousands) (b)	31,651		30,924		30,056		29,273		28,386			2	12	31,651		28,386			12

Debit and credit card sales volume (in billions)	$255.0		$232.4		$245.1		$231.1		$231.3		(e)	10	10	$487.4		$440.7		(e)	11

Consumer & Business Banking
Average deposits	$659,772		$646,400		$637,160		$630,351		$625,381			2	5	$653,123		$617,253			6
Deposit margin	2.36%		2.20%		2.06%		2.02%		1.96%					2.28%		1.92%
Business banking origination volume	$1,921		$1,656		$1,798		$1,654		$2,193			16	(12)	$3,577		$3,896			(8)
Client investment assets	283,731		276,183		273,325		262,513		252,993			3	12	283,731		252,993			12

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$10.4		$8.3		$11.0		$10.6		$9.7			25	7	$18.7		$18.7			—
Correspondent	11.1		9.9		13.4		16.3		14.2			12	(22)	21.0		27.6			(24)
Total mortgage origination volume (c)	$21.5		$18.2		$24.4		$26.9		$23.9			18	(10)	$39.7		$46.3			(14)
Total loans serviced (period-end)	$802.6		$804.9		$816.1		$821.6		$827.8			—	(3)	$802.6		$827.8			(3)
Third-party mortgage loans serviced (period-end)	533.0		539.0		553.5		556.9		568.0			(1)	(6)	533.0		568.0			(6)
MSR carrying value (period-end)	6.2		6.2		6.0		5.7		5.8			—	7	6.2		5.8			7
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	1.16%		1.15%		1.08%		1.02%		1.02%					1.16%		1.02%
MSR revenue multiple (d)	3.31	x	3.19	x	3.09	x	2.91	x	2.91	x				3.22	x	2.91	x

Card, excluding Commercial Card
Credit card sales volume (in billions)	$174.0		$157.1		$168.0		$157.7		$156.8			11	11	$331.1		$296.5			12
New accounts opened	1.9		2.0		1.9		1.9		2.1			(5)	(10)	3.9		4.6			(15)

Card Services
Net revenue rate	10.38%		11.61%		10.64%		10.95%		10.53%					11.00%		10.34%

Merchant Services
Merchant processing volume (in billions)	$330.8		$316.3		$321.4		$301.6		$294.4			5	12	$647.1		$568.7			14

Auto
Loan and lease origination volume (in billions)	$8.3		$8.4		$8.2		$8.8		$8.3			(1)	—	$16.7		$16.3			2
Average Auto operating lease assets	18,407		17,582		16,630		15,641		14,728			5	25	17,996		14,245			26

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $23.7 billion, $20.0 billion, $26.6 billion, $29.2 billion and $26.2 billion for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively, and $43.7 billion and $51.8 billion for the six months ended June 30, 2018, and 2017, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

(e)	The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Investment banking fees	$2,139	$1,696	$1,798	$1,844	$1,839	26%	16%	$3,835	$3,714	3%
Principal transactions	3,666	4,029	1,765	2,673	2,928	(9)	25	7,695	6,435	20
Lending- and deposit-related fees	382	381	382	374	387	—	(1)	763	775	(2)
Asset management, administration and commissions	1,155	1,131	1,046	1,041	1,068	2	8	2,286	2,120	8
All other income (a)	190	680	(50)	187	258	(72)	(26)	870	435	100
Noninterest revenue	7,532	7,917	4,941	6,119	6,480	(5)	16	15,449	13,479	15
Net interest income	2,391	2,566	2,577	2,496	2,445	(7)	(2)	4,957	5,045	(2)
TOTAL NET REVENUE (b)(c)	9,923	10,483	7,518	8,615	8,925	(5)	11	20,406	18,524	10

Provision for credit losses	58	(158)	130	(26)	(53)	NM	NM	(100)	(149)	33

NONINTEREST EXPENSE
Compensation expense	2,720	3,036	1,997	2,284	2,451	(10)	11	5,756	5,250	10
Noncompensation expense	2,683	2,623	2,556	2,509	2,426	2	11	5,306	4,811	10
TOTAL NONINTEREST EXPENSE	5,403	5,659	4,553	4,793	4,877	(5)	11	11,062	10,061	10

Income before income tax expense	4,462	4,982	2,835	3,848	4,101	(10)	9	9,444	8,612	10
Income tax expense	1,264	1,008	519	1,302	1,391	25	(9)	2,272	2,661	(15)
NET INCOME (b)	$3,198	$3,974	$2,316	$2,546	$2,710	(20)	18	$7,172	$5,951	21

FINANCIAL RATIOS
ROE	17%	22%	12%	13%	15%			20%	16%
Overhead ratio	54	54	61	56	55			54	54
Compensation expense as percentage of total net revenue	27	29	27	27	27			28	28

REVENUE BY BUSINESS
Investment Banking	$1,949	$1,587	$1,677	$1,730	$1,731	23	13	$3,536	$3,445	3
Treasury Services	1,181	1,116	1,078	1,058	1,055	6	12	2,297	2,036	13
Lending	321	302	336	331	373	6	(14)	623	762	(18)
Total Banking	3,451	3,005	3,091	3,119	3,159	15	9	6,456	6,243	3
Fixed Income Markets	3,453	4,553	2,217	3,164	3,216	(24)	7	8,006	7,431	8
Equity Markets	1,959	2,017	1,148	1,363	1,586	(3)	24	3,976	3,192	25
Securities Services	1,103	1,059	1,012	1,007	982	4	12	2,162	1,898	14
Credit Adjustments & Other (d)	(43)	(151)	50	(38)	(18)	72	(139)	(194)	(240)	19
Total Markets & Investor Services (a)	6,472	7,478	4,427	5,496	5,766	(13)	12	13,950	12,281	14
TOTAL NET REVENUE (b)	$9,923	$10,483	$7,518	$8,615	$8,925	(5)	11	$20,406	$18,524	10

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

(a)
The three months ended March 31, 2018 included $505 million of fair value gains related to the adoption of the recognition and measurement accounting guidance for certain equity investments previously held at cost.

(b)
The three months ended December 31, 2017 results reflect the estimated impact of the enactment of the TCJA including a decrease to net revenue of $259 million and a benefit to net income of $141 million.

(c)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $428 million, $405 million, $756 million, $505 million and $554 million for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively and $833 million and $1.1 billion for the six months ended June 30, 2018 and 2017, respectively.

(d)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Assets	$908,954	$909,845	$826,384	$851,808	$847,377	—%	7%	$908,954	$847,377	7%
Loans:
Loans retained (a)	116,645	112,626	108,765	106,955	108,935	4	7	116,645	108,935	7
Loans held-for-sale and loans at fair value	6,254	6,122	4,321	3,514	7,168	2	(13)	6,254	7,168	(13)
Total loans	122,899	118,748	113,086	110,469	116,103	3	6	122,899	116,103	6
Core loans	122,574	118,434	112,754	110,133	115,764	3	6	122,574	115,764	6

Equity	70,000	70,000	70,000	70,000	70,000	—	—	70,000	70,000	—

SELECTED BALANCE SHEET DATA (average)
Assets	$937,217	$910,146	$866,293	$858,912	$864,686	3	8	923,756	$851,425	8
Trading assets - debt and equity instruments	358,611	354,869	338,836	349,448	351,678	1	2	356,750	340,073	5
Trading assets - derivative receivables	60,623	60,161	56,140	55,875	54,937	1	10	60,393	56,931	6
Loans:
Loans retained (a)	113,950	109,355	107,263	107,829	110,011	4	4	111,665	109,204	2
Loans held-for-sale and loans at fair value	5,961	5,480	4,224	4,674	5,789	9	3	5,722	5,550	3
Total loans	119,911	114,835	111,487	112,503	115,800	4	4	117,387	114,754	2
Core loans	119,637	114,514	111,152	112,168	115,434	4	4	117,090	114,375	2

Equity	70,000	70,000	70,000	70,000	70,000	—	—	70,000	70,000	—

Headcount	51,400	51,291	51,181	50,641	49,228	—	4	51,400	49,228	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$114	$20	$22	$20	$47	470	143	$134	$29	362
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	352	668	812	437	462	(47)	(24)	352	462	(24)
Nonaccrual loans held-for-sale and loans at fair value	175	29	—	2	31	NM	465	175	31	465
Total nonaccrual loans	527	697	812	439	493	(24)	7	527	493	7

Derivative receivables	112	132	130	164	170	(15)	(34)	112	170	(34)
Assets acquired in loan satisfactions	104	91	85	92	71	14	46	104	71	46
Total nonperforming assets	743	920	1,027	695	734	(19)	1	743	734	1
Allowance for credit losses:
Allowance for loan losses	1,043	1,128	1,379	1,253	1,298	(8)	(20)	1,043	1,298	(20)
Allowance for lending-related commitments	828	800	727	745	745	4	11	828	745	11
Total allowance for credit losses	1,871	1,928	2,106	1,998	2,043	(3)	(8)	1,871	2,043	(8)

Net charge-off/(recovery) rate (a)(c)	0.40%	0.07%	0.08%	0.07%	0.17%			0.24%	0.05%
Allowance for loan losses to period-end loans retained (a)	0.89	1.00	1.27	1.17	1.19			0.89	1.19
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	1.27	1.46	1.92	1.79	1.83			1.27	1.83
Allowance for loan losses to nonaccrual loans retained (a)(b)	296	169	170	287	281			296	281
Nonaccrual loans to total period-end loans	0.43	0.59	0.72	0.40	0.42			0.43	0.42

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $141 million, $298 million, $316 million, $177 million and $164 million were held against nonaccrual loans at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
BUSINESS METRICS
Advisory	$626	$575	$526	$620	$503	9%	24%	$1,201	$1,004	20%
Equity underwriting	570	346	361	300	382	65	49	916	807	14
Debt underwriting	943	775	911	924	954	22	(1)	1,718	1,903	(10)
Total investment banking fees	$2,139	$1,696	$1,798	$1,844	$1,839	26	16	$3,835	$3,714	3

Assets under custody (“AUC”) (period-end) (in billions)	$24,184	$24,026	$23,469	$22,738	$22,134	1	9	$24,184	$22,134	9

Client deposits and other third-party liabilities (average) (a)	433,646	423,301	417,003	421,588	404,920	2	7	428,502	398,354	8

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$31	$34	$28	$28	$28	(9)	11
Foreign exchange	6	9	7	13	8	(33)	(25)
Equities	15	17	14	12	12	(12)	25
Commodities and other	7	5	6	6	8	40	(13)
Diversification benefit to CIB trading VaR (c)	(27)	(25)	(24)	(31)	(30)	(8)	10
CIB trading VaR (b)	32	40	31	28	26	(20)	23
Credit portfolio VaR (d)	4	3	4	5	9	33	(56)
Diversification benefit to CIB VaR (c)	(3)	(3)	(3)	(3)	(8)	—	63
CIB VaR	$33	$40	$32	$30	$27	(18)	22

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 123–125 of the 2017 Annual Report, and pages 61-63 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$224	$226	$229	$223	$232	(1)%	(3)%	$450	$467	(4)%
Asset management, administration and commissions	16	18	18	16	16	(11)	—	34	34	—
All other income (a)	393	305	501	353	335	29	17	698	681	2
Noninterest revenue	633	549	748	592	583	15	9	1,182	1,182	—
Net interest income	1,683	1,617	1,605	1,554	1,505	4	12	3,300	2,924	13
TOTAL NET REVENUE (b)	2,316	2,166	2,353	2,146	2,088	7	11	4,482	4,106	9

Provision for credit losses	43	(5)	(62)	(47)	(130)	NM	NM	38	(167)	NM

NONINTEREST EXPENSE
Compensation expense (c)	415	421	378	386	382	(1)	9	836	770	9
Noncompensation expense (c)	429	423	534	414	408	1	5	852	845	1
TOTAL NONINTEREST EXPENSE	844	844	912	800	790	—	7	1,688	1,615	5

Income before income tax expense	1,429	1,327	1,503	1,393	1,428	8	—	2,756	2,658	4
Income tax expense	342	302	546	512	526	13	(35)	644	957	(33)
NET INCOME	$1,087	$1,025	$957	$881	$902	6	21	$2,112	$1,701	24

Revenue by product
Lending	$1,026	$999	$1,049	$1,030	$1,023	3	—	$2,025	$2,015	—
Treasury services	1,026	972	921	873	854	6	20	1,998	1,650	21
Investment banking (d)	254	184	204	196	189	38	34	438	405	8
Other	10	11	179	47	22	(9)	(55)	21	36	(42)
Total Commercial Banking net revenue (b)	$2,316	$2,166	$2,353	$2,146	$2,088	7	11	$4,482	$4,106	9

Investment banking revenue, gross (e)	$739	$569	$608	$578	$533	30	39	$1,308	$1,199	9

Revenue by client segment
Middle Market Banking	$919	$895	$870	$848	$839	3	10	$1,814	$1,623	12
Corporate Client Banking	807	687	711	688	662	17	22	1,494	1,328	13
Commercial Term Lending	344	352	356	367	364	(2)	(5)	696	731	(5)
Real Estate Banking	170	164	166	157	147	4	16	334	281	19
Other	76	68	250	86	76	12	—	144	143	1
Total Commercial Banking net revenue (b)	$2,316	$2,166	$2,353	$2,146	$2,088	7	11	$4,482	$4,106	9

FINANCIAL RATIOS
ROE	21%	20%	18%	17%	17%			20%	16%
Overhead ratio	36	39	39	37	38			38	39

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $106 million, $103 million, $304 million, $143 million and $131 million for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively and $209 million and $252 million for the six months ended June 30, 2018 and 2017, respectively. The three months ended December 31, 2017 results reflect the estimated impact of the enactment of the TCJA including a benefit to other revenue of $115 million on certain investments in the Community Development Banking business.

(c)
Effective in the first quarter of 2018, certain operations and compliance staff were transferred from CCB and Corporate, respectively, to CB. As a result, expense for this staff is now reflected in CB’s compensation expense with a corresponding adjustment for expense allocations reflected in noncompensation expense. CB’s, Corporate’s and CCB’s previously reported headcount, compensation expense and noncompensation expense have been revised to reflect this transfer.

(d)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(e)
Represents total Firm revenue from investment banking products sold to CB clients. As a result of the adoption of the revenue recognition guidance prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$220,232	$220,880	$221,228	$220,064	$220,676	—%	—%	$220,232	$220,676	—%
Loans:
Loans retained	205,834	202,812	202,400	201,463	197,912	1	4	205,834	197,912	4
Loans held-for-sale and loans at fair value	1,576	2,473	1,286	764	1,661	(36)	(5)	1,576	1,661	(5)
Total loans	$207,410	$205,285	$203,686	$202,227	$199,573	1	4	$207,410	$199,573	4
Core loans	207,238	205,087	203,469	201,999	199,319	1	4	207,238	199,319	4
Equity	20,000	20,000	20,000	20,000	20,000	—	—	20,000	20,000	—

Period-end loans by client segment
Middle Market Banking	$58,301	$57,835	$56,965	$56,192	$56,377	1	3	$58,301	$56,377	3
Corporate Client Banking	48,885	47,562	46,963	47,682	45,918	3	6	48,885	45,918	6
Commercial Term Lending	75,621	75,052	74,901	74,349	73,760	1	3	75,621	73,760	3
Real Estate Banking	17,458	17,709	17,796	17,127	16,726	(1)	4	17,458	16,726	4
Other	7,145	7,127	7,061	6,877	6,792	—	5	7,145	6,792	5
Total Commercial Banking loans	$207,410	$205,285	$203,686	$202,227	$199,573	1	4	$207,410	$199,573	4

SELECTED BALANCE SHEET DATA (average)
Total assets	$218,396	$217,159	$218,452	$218,196	$217,694	1	—	$217,781	$215,750	1
Loans:
Loans retained	204,239	201,966	201,948	199,487	196,454	1	4	203,109	193,630	5
Loans held-for-sale and loans at fair value	1,381	406	844	675	1,402	240	(1)	896	1,061	(16)
Total loans	$205,620	$202,372	$202,792	$200,162	$197,856	2	4	$204,005	$194,691	5
Core loans	205,440	202,161	202,569	199,920	197,567	2	4	203,809	194,391	5
Client deposits and other third-party liabilities	170,745	175,618	181,815	176,218	173,214	(3)	(1)	173,168	174,987	(1)
Equity	20,000	20,000	20,000	20,000	20,000	—	—	20,000	20,000	—

Average loans by client segment
Middle Market Banking	$57,346	$56,754	$56,170	$55,782	$55,651	1	3	$57,052	$54,963	4
Corporate Client Banking	48,150	45,760	47,585	46,451	46,483	5	4	46,962	45,041	4
Commercial Term Lending	75,307	74,942	74,577	74,136	73,081	—	3	75,126	72,484	4
Real Estate Banking	17,614	17,845	17,474	16,936	16,139	(1)	9	17,729	15,834	12
Other	7,203	7,071	6,986	6,857	6,502	2	11	7,136	6,369	12
Total Commercial Banking loans	$205,620	$202,372	$202,792	$200,162	$197,856	2	4	$204,005	$194,691	5

Headcount (a)	10,579	10,372	10,061	10,014	9,857	2	7	10,579	9,857	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$34	$—	$22	$19	$8	NM	325	$34	$(2)	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	546	666	617	744	819	(18)	(33)	546	819	(33)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—	—	—	—
Total nonaccrual loans	546	666	617	744	819	(18)	(33)	546	819	(33)

Assets acquired in loan satisfactions	2	1	3	3	4	100	(50)	2	4	(50)
Total nonperforming assets	548	667	620	747	823	(18)	(33)	548	823	(33)
Allowance for credit losses:
Allowance for loan losses	2,622	2,591	2,558	2,620	2,678	1	(2)	2,622	2,678	(2)
Allowance for lending-related commitments	243	263	300	323	331	(8)	(27)	243	331	(27)
Total allowance for credit losses	2,865	2,854	2,858	2,943	3,009	—	(5)	2,865	3,009	(5)

Net charge-off/(recovery) rate (c)	0.07%	—%	0.04%	0.04%	0.02%			0.03%	—%
Allowance for loan losses to period-end loans retained	1.27	1.28	1.26	1.30	1.35			1.27	1.35
Allowance for loan losses to nonaccrual loans retained (b)	480	389	415	352	327			480	327
Nonaccrual loans to period-end total loans	0.26	0.32	0.30	0.37	0.41			0.26	0.41

(a)
Effective in the first quarter of 2018, certain operations and compliance staff were transferred from CCB and Corporate, respectively, to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote (c).

(b)
Allowance for loan losses of $126 million, $116 million, $92 million, $128 million and $112 million was held against nonaccrual loans retained at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,532	$2,528	$2,651	$2,466	$2,435	—%	4%	$5,060	$4,739	7%
All other income	155	102	128	151	156	52	(1)	257	321	(20)
Noninterest revenue	2,687	2,630	2,779	2,617	2,591	2	4	5,317	5,060	5
Net interest income	885	876	859	855	846	1	5	1,761	1,665	6
TOTAL NET REVENUE	3,572	3,506	3,638	3,472	3,437	2	4	7,078	6,725	5

Provision for credit losses	2	15	9	8	4	(87)	(50)	17	22	(23)

NONINTEREST EXPENSE
Compensation expense	1,329	1,392	1,389	1,319	1,277	(5)	4	2,721	2,609	4
Noncompensation expense	1,237	1,189	1,223	1,089	1,140	4	9	2,426	2,589	(6)
TOTAL NONINTEREST EXPENSE	2,566	2,581	2,612	2,408	2,417	(1)	6	5,147	5,198	(1)

Income before income tax expense	1,004	910	1,017	1,056	1,016	10	(1)	1,914	1,505	27
Income tax expense	249	140	363	382	392	78	(36)	389	496	(22)
NET INCOME	$755	$770	$654	$674	$624	(2)	21	$1,525	$1,009	51

REVENUE BY LINE OF BUSINESS
Asset Management	$1,826	$1,787	$1,969	$1,814	$1,786	2	2	$3,613	$3,474	4
Wealth Management	1,746	1,719	1,669	1,658	1,651	2	6	3,465	3,251	7
TOTAL NET REVENUE	$3,572	$3,506	$3,638	$3,472	$3,437	2	4	$7,078	$6,725	5

FINANCIAL RATIOS
ROE	33%	34%	28%	29%	27%			33%	22%
Overhead ratio	72	74	72	69	70			73	77
Pretax margin ratio:
Asset Management	28	26	29	29	27			27	14
Wealth Management	28	26	27	32	33			27	31
Asset & Wealth Management	28	26	28	30	30			27	22

Headcount	23,141	23,268	22,975	22,685	22,289	(1)	4	23,141	22,289	4

Number of Wealth Management client advisors	2,644	2,640	2,605	2,581	2,452	—	8	2,644	2,452	8

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 28 for further discussion.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$161,474	$158,439	$151,909	$149,170	$147,508	2%	9%	$161,474	$147,508	9%
Loans	138,606	136,030	130,640	128,038	124,517	2	11	138,606	124,517	11
Core loans	138,606	136,030	130,640	128,038	124,517	2	11	138,606	124,517	11
Deposits	131,511	147,238	146,407	141,409	146,758	(11)	(10)	131,511	146,758	(10)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$158,244	$154,345	$149,147	$146,388	$142,966	3	11	$156,305	$140,585	11
Loans	136,710	132,634	127,802	125,445	122,173	3	12	134,683	120,252	12
Core loans	136,710	132,634	127,802	125,445	122,173	3	12	134,683	120,252	12
Deposits	139,557	144,199	142,069	144,496	150,786	(3)	(7)	141,865	154,776	(8)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$(5)	$1	$4	$5	$2	NM	NM	$(4)	$5	NM
Nonaccrual loans	323	359	375	337	400	(10)	(19)	323	400	(19)
Allowance for credit losses:
Allowance for loan losses	304	301	290	285	285	1	7	304	285	7
Allowance for lending-related commitments	15	13	10	10	10	15	50	15	10	50
Total allowance for credit losses	319	314	300	295	295	2	8	319	295	8
Net charge-off/(recovery) rate	(0.01)%	—%	0.01%	0.02%	0.01%			(0.01)%	0.01%
Allowance for loan losses to period-end loans	0.22	0.22	0.22	0.22	0.23			0.22	0.23
Allowance for loan losses to nonaccrual loans	94	84	77	85	71			94	71
Nonaccrual loans to period-end loans	0.23	0.26	0.29	0.26	0.32			0.23	0.32

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2018
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2018 Change
CLIENT ASSETS	2018	2018	2017	2017	2017	2018	2017	2018	2017	2017
Assets by asset class
Liquidity	$448	$432	$459	$441	$434	4%	3%	$448	$434	3%
Fixed income	452	467	474	461	440	(3)	3	452	440	3
Equity	435	432	428	405	390	1	12	435	390	12
Multi-asset and alternatives	693	685	673	638	612	1	13	693	612	13
TOTAL ASSETS UNDER MANAGEMENT	2,028	2,016	2,034	1,945	1,876	1	8	2,028	1,876	8
Custody/brokerage/administration/deposits	771	772	755	733	722	—	7	771	722	7
TOTAL CLIENT ASSETS	$2,799	$2,788	$2,789	$2,678	$2,598	—	8	$2,799	$2,598	8

Memo:
Alternatives client assets (a)	$172	$169	$166	$161	$159	2	8	$172	$159	8

Assets by client segment
Private Banking	$551	$537	$526	$507	$488	3	13	$551	$488	13
Institutional	934	937	968	921	889	—	5	934	889	5
Retail	543	542	540	517	499	—	9	543	499	9
TOTAL ASSETS UNDER MANAGEMENT	$2,028	$2,016	$2,034	$1,945	$1,876	1	8	$2,028	$1,876	8

Private Banking	$1,298	$1,285	$1,256	$1,217	$1,188	1	9	$1,298	$1,188	9
Institutional	956	958	990	941	909	—	5	956	909	5
Retail	545	545	543	520	501	—	9	545	501	9
TOTAL CLIENT ASSETS	$2,799	$2,788	$2,789	$2,678	$2,598	—	8	$2,799	$2,598	8

Assets under management rollforward
Beginning balance	$2,016	$2,034	$1,945	$1,876	$1,841			$2,034	$1,771
Net asset flows:
Liquidity	17	(21)	10	5	(7)			(4)	(6)
Fixed income	(7)	(5)	12	17	2			(12)	7
Equity	2	5	1	(5)	(3)			7	(7)
Multi-asset and alternatives	9	16	17	9	10			25	17
Market/performance/other impacts	(9)	(13)	49	43	33			(22)	94
Ending balance	$2,028	$2,016	$2,034	$1,945	$1,876			$2,028	$1,876

Client assets rollforward
Beginning balance	$2,788	$2,789	$2,678	$2,598	$2,548			$2,789	$2,453
Net asset flows	11	14	56	25	2			25	12
Market/performance/other impacts	—	(15)	55	55	48			(15)	133
Ending balance	$2,799	$2,788	$2,789	$2,678	$2,598			$2,799	$2,598

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q18 Change				2018 Change
	2Q18	1Q18	4Q17	3Q17	2Q17	1Q18	2Q17	2018	2017	2017
INCOME STATEMENT
REVENUE
Principal transactions	$83	$(144)	$123	$(2)	$148	NM	(44)%	$(61)	$163	NM
Securities gains/(losses)	(80)	(245)	(29)	—	(34)	67	(135)	(325)	(37)	NM
All other income (a)	139	204	28	111	667	(32)	(79)	343	728	(53)
Noninterest revenue	142	(185)	122	109	781	NM	(82)	(43)	854	NM
Net interest income	(62)	(47)	53	77	23	(32)	NM	(109)	(75)	(45)
TOTAL NET REVENUE (b)	80	(232)	175	186	804	NM	(90)	(152)	779	NM

Provision for credit losses	(1)	(4)	—	—	—	75	NM	(5)	—	NM

NONINTEREST EXPENSE (c)	279	87	146	74	183	221	52	366	281	30
Income/(loss) before income tax expense/(benefit)	(198)	(315)	29	112	621	37	NM	(513)	498	NM
Income tax expense/(benefit) (d)	(62)	68	2,355	34	51	NM	NM	6	(107)	NM
NET INCOME/(LOSS)	$(136)	$(383)	$(2,326)	$78	$570	64	NM	$(519)	$605	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	87	(38)	222	265	86	NM	1	49	79	(38)
Other Corporate	(7)	(194)	(47)	(79)	718	96	NM	(201)	700	NM
TOTAL NET REVENUE	$80	$(232)	$175	$186	$804	NM	(90)	$(152)	$779	NM

NET INCOME/(LOSS)
Treasury and CIO	(153)	(187)	66	75	(14)	18	NM	(340)	(81)	(320)
Other Corporate	17	(196)	(2,392)	3	584	NM	(97)	(179)	686	NM
TOTAL NET INCOME/(LOSS)	$(136)	$(383)	$(2,326)	$78	$570	64	NM	$(519)	$605	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$746,716	$779,962	$781,478	$804,573	$817,754	(4)	(9)	$746,716	$817,754	(9)
Loans	1,720	1,724	1,653	1,614	1,696	—	1	1,720	1,696	1
Core loans (e)	1,720	1,689	1,653	1,614	1,696	2	1	1,720	1,696	1

Headcount (f)	35,877	35,368	34,601	34,012	32,843	1	9	35,877	32,843	9

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$(80)	$(245)	$(29)	$—	$(34)	67%	(135)%	$(325)	$(49)	NM
Available-for-sale (“AFS”) investment securities (average) (g)	200,232	204,323	205,252	212,633	225,053	(2)	(11)	202,266	229,920	(12)
Held-to-maturity (“HTM”) investment securities (average) (g)	30,304	34,020	47,115	47,034	48,232	(11)	(37)	32,152	48,794	(34)
Investment securities portfolio (average)	$230,536	$238,343	$252,367	$259,667	$273,285	(3)	(16)	$234,418	$278,714	(16)
AFS investment securities (period-end) (g)	200,434	207,703	200,247	214,257	213,291	(3)	(6)	200,434	213,291	(6)
HTM investment securities (period-end) (g)	31,006	29,042	47,733	47,079	47,761	7	(35)	31,006	47,761	(35)
Investment securities portfolio (period-end)	$231,440	$236,745	$247,980	$261,336	$261,052	(2)	(11)	$231,440	$261,052	(11)

(a)	Included revenue related to a legal settlement of $645 million for the three months ended June 30, 2017.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $95 million, $98 million, $224 million, $216 million, and $237 million for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively and $193 million and $465 million for the six months ended June 30, 2018, and 2017, respectively.

(c)
Included legal expense/(benefit) of $(8) million, $(42) million, $(233) million, $(148) million and $16 million for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively and $(50) million and $(212) million for the six months ended June 30, 2018, and 2017, respectively.

(d)	The three months ended December 31, 2017 include a $2.7 billion increase to income tax expense reflecting the estimated impact of the enactment of the TCJA.

(e)
Average core loans were $1.7 billion, $1.6 billion, $1.7 billion, $1.7 billion, and $1.6 billion for the three months ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, respectively and $1.7 billion and $1.6 billion for the six months ended June 30, 2018, and 2017, respectively.

(f)
Effective in the first quarter of 2018, certain compliance staff were transferred from Corporate to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote (c).

(g)
In accordance with the hedge accounting guidance adopted, the Firm elected to transfer certain securities from HTM to AFS during the first quarter of 2018. Refer to note on page 28 for additional information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
									Jun 30, 2018
									Change
	Jun 30,	Mar 31,	Dec 31,		Sep 30,		Jun 30,		Mar 31,	Jun 30,
	2018	2018	2017		2017		2017		2018	2017
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$347,610	$343,738	$341,977		$337,592		$332,051		1%	5%
Loans - PCI	26,977	29,505	30,576		31,821		33,064		(9)	(18)
Total loans retained	374,587	373,243	372,553		369,413		365,115		—	3
Loans held-for-sale	110	152	128		188		256		(28)	(57)
Total consumer, excluding credit card loans	374,697	373,395	372,681		369,601		365,371		—	3

Credit card loans
Loans retained	145,221	140,348	149,387		141,200		140,035		3	4
Loans held-for-sale	34	66	124		113		106		(48)	(68)
Total credit card loans	145,255	140,414	149,511		141,313		140,141		3	4
Total consumer loans	519,952	513,809	522,192		510,914		505,512		1	3

Wholesale loans (b)
Loans retained	420,632	412,020	402,898		398,569		394,426		2	7
Loans held-for-sale and loans at fair value	7,830	8,595	5,607		4,278		8,829		(9)	(11)
Total wholesale loans	428,462	420,615	408,505		402,847		403,255		2	6

Total loans	948,414	934,424	930,697		913,761		908,767		1	4
Derivative receivables	58,510	56,914	56,523		58,260		56,506		3	4
Receivables from customers and other (c)	27,607	27,996	26,272		19,350		19,531		(1)	41
Total credit-related assets	1,034,531	1,019,334	1,013,492		991,371		984,804		1	5

Lending-related commitments
Consumer, excluding credit card	51,784	49,516	48,553	(f)	52,796	(f)	53,872	(f)	5	(4)
Credit card	592,452	588,232	572,831		574,641		576,264		1	3
Wholesale	401,757	384,275	370,098		372,380		366,498		5	10
Total lending-related commitments	1,045,993	1,022,023	991,482		999,817		996,634		2	5

Total credit exposure	$2,080,524	$2,041,357	$2,004,974		$1,991,188		$1,981,438		2	5

Memo: Total by category
Consumer exposure (d)	$1,164,341	$1,151,698	$1,143,709		$1,138,483		$1,135,784		1	3
Wholesale exposures (e)	916,183	889,659	861,265		852,705		845,654		3	8
Total credit exposure	$2,080,524	$2,041,357	$2,004,974		$1,991,188		$1,981,438		2	5

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent held-for-investment margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

(f)	The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2018
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2018	2018	2017	2017	2017	2018	2017
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$3,979	$4,260	$4,209	$4,161	$4,226	(7)	(6)

Wholesale nonaccrual loans
Loans retained	1,156	1,594	1,734	1,470	1,634	(27)	(29)
Loans held-for-sale and loans at fair value	175	29	—	2	31	NM	465
Total wholesale nonaccrual loans	1,331	1,623	1,734	1,472	1,665	(18)	(20)

Total nonaccrual loans	5,310	5,883	5,943	5,633	5,891	(10)	(10)

Derivative receivables	112	132	130	164	170	(15)	(34)
Assets acquired in loan satisfactions	345	349	353	357	371	(1)	(7)
Total nonperforming assets	5,767	6,364	6,426	6,154	6,432	(9)	(10)
Wholesale lending-related commitments (d)	712	746	731	764	750	(5)	(5)
Total nonperforming exposure	$6,479	$7,110	$7,157	$6,918	$7,182	(9)	(10)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.56%	0.63%	0.64%	0.62%	0.65%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.06	1.14	1.13	1.13	1.16
Total wholesale nonaccrual loans to total
wholesale loans	0.31	0.39	0.42	0.37	0.41

(a)
At June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017, and June 30, 2017, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $3.3 billion, $4.0 billion, $4.3 billion, $4.0 billion and $4.1 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $84 million, $94 million, $95 million, $99 million and $105 million, respectively. Student loans insured by U.S. government agencies under FFELP and 90 or more days past due were also excluded from nonperforming assets prior to the sale of the student loan portfolio in 2017. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)	Included nonaccrual loans held-for-sale of $-, $34 million, $-, $3 million and $33 million at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q18 Change					2018 Change
	2Q18	1Q18	4Q17	3Q17		2Q17	1Q18	2Q17	2018	2017		2017
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,375	$13,604	$13,539	$13,363		$13,413	(2)%	—%	$13,604	$13,776		(1)%
Net charge-offs:
Gross charge-offs	1,718	1,640	1,535	1,550		1,468	5	17	3,358	3,427		(2)
Gross recoveries	(466)	(305)	(271)	(285)		(264)	(53)	(77)	(771)	(569)		(36)
Net charge-offs	1,252	1,335	1,264	1,265	(c)	1,204	(6)	4	2,587	2,858		(9)
Write-offs of PCI loans (a)	73	20	20	20		22	265	232	93	46		102
Provision for loan losses	1,199	1,127	1,349	1,460		1,175	6	2	2,326	2,491		(7)
Other	1	(1)	—	1		1	NM	—	—	—		—
Ending balance	$13,250	$13,375	$13,604	$13,539		$13,363	(1)	(1)	$13,250	$13,363		(1)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,107	$1,068	$1,109	$1,117		$1,077	4	3	$1,068	$1,078		(1)
Provision for lending-related commitments	11	38	(41)	(8)		40	(71)	(73)	49	39		26
Other	(1)	1	—	—		—	NM	NM	—	—		—
Ending balance	$1,117	$1,107	$1,068	$1,109		$1,117	1	—	$1,117	$1,117		—

Total allowance for credit losses	$14,367	$14,482	$14,672	$14,648		$14,480	(1)	(1)	$14,367	$14,480		(1)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	(0.06)%	0.16%	0.15%	0.22%		0.12%			0.05%	0.44%	(d)
Credit card retained loans	3.27	3.32	2.97	2.87		3.01			3.30	2.98
Total consumer retained loans	0.86	1.04	0.94	0.95		0.92			0.95	1.14	(d)
Wholesale retained loans	0.14	0.02	0.05	0.04		0.06			0.08	0.02
Total retained loans	0.54	0.59	0.55	0.56	(c)	0.54			0.56	0.65	(d)
Consumer retained loans, excluding credit card and
PCI loans	(0.07)	0.17	0.17	0.24		0.13			0.05	0.49	(d)
Consumer retained loans, excluding PCI loans	0.91	1.10	1.00	1.02		0.99			1.00	1.22	(d)
Total retained, excluding PCI loans	0.56	0.61	0.57	0.58	(c)	0.56			0.58	0.67	(d)

Memo: Average retained loans
Consumer retained, excluding credit card loans	$374,377	$372,739	$371,068	$367,411		$362,551	—	3	$373,562	$364,316		3
Credit card retained loans	142,685	142,830	143,388	141,061		138,032	—	3	142,757	137,574		4
Total average retained consumer loans	517,062	515,569	514,456	508,472		500,583	—	3	516,319	501,890		3
Wholesale retained loans	414,980	404,859	398,795	395,420		392,257	2	6	409,949	387,339		6
Total average retained loans	$932,042	$920,428	$913,251	$903,892		$892,840	1	4	$926,268	$889,229		4

Consumer retained, excluding credit card and
PCI loans	$345,601	$342,690	$339,860	$334,987		$328,816	1	5	$344,153	$329,932		4
Consumer retained, excluding PCI loans	488,286	485,520	483,248	476,048		466,848	1	5	486,910	467,506		4
Total retained, excluding PCI loans	903,263	890,376	882,040	871,465		859,102	1	5	896,856	854,842		5

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(c)
Net charge-offs and net charge-off rates for the three months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(d)
During the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale, resulting in a write-down of the portfolio to the estimated fair value at the time of the transfer. For the six months ended June 30, 2017, excluding net charge-offs of $467 million related to the transfer, the net charge-off rate for Consumer retained, excluding credit card loans, would have been 0.18%; Total consumer retained loans would have been 0.95%; Total retained loans would have been 0.54%; Consumer retained, excluding credit card loans and PCI loans would have been 0.20%; Total consumer retained loans excluding PCI loans would have been 1.02%; and Total retained, excluding PCI loans would have been 0.56%.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2018
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2018	2018	2017	2017	2017	2018	2017
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$226	$266	$246	$271	$296	(15)%	(24)%
Formula-based	2,130	2,089	2,108	2,266	2,239	2	(5)
PCI	2,132	2,205	2,225	2,245	2,265	(3)	(6)
Total consumer, excluding credit card	4,488	4,560	4,579	4,782	4,800	(2)	(7)
Credit card
Asset-specific (b)	402	393	383	376	370	2	9
Formula-based	4,482	4,491	4,501	4,308	4,014	—	12
Total credit card	4,884	4,884	4,884	4,684	4,384	—	11
Total consumer	9,372	9,444	9,463	9,466	9,184	(1)	2
Wholesale
Asset-specific (a)	318	474	461	363	345	(33)	(8)
Formula-based	3,560	3,457	3,680	3,710	3,834	3	(7)
Total wholesale	3,878	3,931	4,141	4,073	4,179	(1)	(7)
Total allowance for loan losses	13,250	13,375	13,604	13,539	13,363	(1)	(1)
Allowance for lending-related commitments	1,117	1,107	1,068	1,109	1,117	1	—
Total allowance for credit losses	$14,367	$14,482	$14,672	$14,648	$14,480	(1)	(1)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.20%	1.22%	1.23%	1.29%	1.31%
Credit card allowance to total credit card retained loans	3.36	3.48	3.27	3.32	3.13
Wholesale allowance to total wholesale retained loans	0.92	0.95	1.03	1.02	1.06
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.00	1.04	1.12	1.12	1.17
Total allowance to total retained loans	1.41	1.44	1.47	1.49	1.49
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	113	108	109	115	114
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	163	146	147	157	154
Wholesale allowance to wholesale retained nonaccrual loans	335	247	239	277	256
Total allowance to total retained nonaccrual loans	258	230	229	241	229

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.68	0.69	0.69	0.75	0.76
Total allowance to total retained loans	1.22	1.25	1.27	1.29	1.28
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	59	56	56	61	60
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	121	108	109	117	115
Total allowance to total retained nonaccrual loans	217	192	191	201	190

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NOTES INCLUDING NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

Financial Accounting Standards Board (“FASB”) Standards Adopted January 1, 2018

(a)
Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and prior period amounts were revised accordingly; the most significant of which was revenue recognition. The revenue recognition guidance requires gross presentation of certain costs that were previously offset against revenue. This change resulted in both noninterest revenue and noninterest expense increasing by $304 million, $252 million and $261 million for the three months ended December 31, 2017, September 30, 2017 and June 30, 2017, respectively, and $525 million for the six months ended June 30, 2017, with no impact to net income. For additional information, including the impacts of each of the new accounting standards, see pages 29-30 of the Firm’s Earnings Release Financial Supplement for the quarterly period ended March 31, 2018.